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EXHIBIT 10.8

EXHIBIT B
TO LOAN AGREEMENT

NOTICE OF BORROWING

                        , 2003

Lilly Beter Capital Group, Ltd.
3925 Excelsior Blvd., Suite 500
Minneapolis, Minnesota 55416

        The undersigned, 3eee, Inc., a Delaware corporation (the "Company"), refers to the Revolving Credit Agreement dated as of July 5, 2003 (as amended or modified from time to time, the "Loan Agreement"), among the Company, as borrower, and Lilly Beter Capital Group, Ltd., as lender (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

        The Company hereby gives you notice pursuant to Section 2.2 of the Loan Agreement that it requests an Advance on the terms set forth below:

  (a)
  The aggregate principal amount of the requested Advance is $                  .

        Delivery of an executed counterpart of this Notice of Borrowing by telecopier will be effective as delivery of an original executed counterpart of this Notice of Borrowing.

Very truly yours,
3eee, Inc.
By:
Name:
Title:

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NOTICE OF BORROWING , 2003